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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004


                           Mpower Holding Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   33339884-01                 52-2232143
       ------------                 -------------              --------------
      (State or other               (Commission               (I.R.S. Employer
      jurisdiction of               File Number)             Identification No.)
      incorporation)


              175 Sully's Trail, Pittsford, NY         14534
              --------------------------------       ---------
         (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (585) 218-6550
                                                           --------------

                                       N/A
               --------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 12, 2004, the Company issued the press release attached as
Exhibit 99.1 to this Form 8-K concerning the Company's results of operations for the fiscal quarter and year ended December 31, 2003.

      This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Item 12 in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216 (March 27, 2003). This report and the exhibit are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

      Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we caution investors that certain statements contained in this Report that state our or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004                   MPOWER HOLDING CORPORATION



                                          By:     /s/ Russell I. Zuckerman
                                                  ------------------------------
                                          Name:   Russell I. Zuckerman
                                          Title:  Senior Vice President, General
                                                  Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit No.       Description of Document

99.1              Press Release issued by Mpower Holding Corporation on
                  February 12, 2004.


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